                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 22, 1998



                        CB RICHARD ELLIS SERVICES, INC.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   DELAWARE                         001-12231                     52-1616016
------------------              ----------------             ------------------
(STATE OR OTHER                 (COMMISSION FILE             (IRS EMPLOYER
JURISDICTION OF                  NUMBER)                     IDENTIFICATION NO.)
INCORPORATION)



 533 SOUTH FREMONT AVENUE, LOS ANGELES, CALIFORNIA              90071
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (213) 613-3123
                                                          ---------------



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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.   OTHER EVENTS

     On September 22, 1998, CB Richard Ellis Services, Inc. (the "Company") issued a press release announcing that it has completed the acquisition of the 73% of CB Commercial Real Estate Group Canada, Inc. which it did not previously own. The press release is filed as an exhibit hereto.

     On October 2, 1998, the Company issued a press release announcing that it has completed the purchase of the remaining ownership interests in the Richard Ellis Australia and New Zealand businesses that it did not already own. The press release is filed as an exhibit hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  The following are furnished as exhibits to this report:

     99.1 Press release dated September 22, 1998 issued by CB Richard Ellis Services, Inc.

     99.2 Press release dated October 2, 1998 issued by CB Richard Ellis Services, Inc.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       CB RICHARD ELLIS SERVICES, INC.



Date: October 5, 1998                  By: /s/ Debra L. Morris
                                          ------------------------------
                                          Debra L. Morris
                                          Global Chief Accounting Officer

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                   DESCRIPTION OF EXHIBIT
------                   ----------------------

 99.1 Press release dated September 22, 1998 issued by CB Richard Ellis Services, Inc.

 99.2 Press release dated October 2, 1998 issued by CB Richard Ellis Services, Inc.